Business Combination (Details) - Schedule of the Pro-Forma Consolidated Results of Operations - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Schedule of the Pro-Forma Consolidated Results of Operations [Abstract]
Revenue	$ 25,817,805	$ 31,409,762
Operating income	3,471,094	8,809,272
Net income (loss)	$ (164,817)	$ 3,522,642
Net income (loss) per common share (in Dollars per share)	$ (0.03)	$ 0.67
Weighted Average common shares outstanding (in Shares)	5,235,131	5,220,788